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                                                                    Exhibit 23.1



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our reports included (or incorporated by reference) in this Form 10-K into the Company's previously filed Registration Statement Nos. 333-4802 and 333-44143.


                                                    /s/  Arthur Andersen LLP

Seattle, Washington
March 30, 2000